Exhibit 99.1

Forward Looking Statements 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 In this chart presentation and in related comments by General Motors’ and General Motors Acceptance Corporation’s management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. Other than statements of historical fact, all statements in this chart presentation and in related comments, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on possible future events, and we believe that when we made these judgments they were reasonable, these statements are not guarantees of any events or financial results, and GM’s actual results may differ materially due to numerous important factors that may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring, health care cost reductions and an accelerated attrition program and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation’s new products; significant changes in the competitive environment and the effect of competition in the Corporation’s markets, including on GM’s pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; restrictions on GMAC’s and ResCap’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; negotiations and bankruptcy court actions with respect to Delphi’s obligations to GM, negotiations with respect to GM’s obligations under the pension benefit guarantees to Delphi employees, and GM’s ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM’s key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; our ability to complete the sale of a 51-percent controlling interest in GMAC and the effect of that sale on the results of GM’s and GMAC’s operations and liquidity; other factors affecting financing and insurance operating segments’ results of operations and financial condition such as credit ratings, adequ ate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which its mortgage subsidiaries operate, and changes in its contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition,GMAC’s actual results may differ materially due to numerous important factors that are described in GMAC’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to complete the sale of a 51-percent controlling interest in GMAC; significant changes in the competitive environment and the effect of competition in GMAC’s and GM’s markets, including on GMAC’s and GM’s pricing policies;GMAC’s ability to maintain adequate financing sources and an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM’s contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi; funding obligations under GM and its subsidiaries’ qualified U.S. defined benefits pension plans; restrictions on ResCap’s ability to pay dividends and prepay subordinated debt obligations to GMAC; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which GMAC’s mortgage subsidiaries operate; changes in GMAC’s contractual servicing rights; costs and risks associated with litigation; changes in GMAC’s accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. REPRODUCTION PROHIBITED GM is recording the remarks and visuals presented today. They are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Accordingly, attendees at this conference may not be record any portion of its content. We consider your participation to constitute your consent to being recorded today. Reg G Reconciliations Additionally, in accordance with Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM’s GAAP financial results and provides definition around non-GAAP terminology addressed. Also GM’s form 8-K filed 4/20/06 for quantitative reconciliations to GAAP. ©2006 General Motors Corporation. All Rights Reserved 1

2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 GMAC Financial Services Review & Outlook Eric Feldstein Chairman, ©2006 General Motors Corporation. All Rights Reserved 2

Transaction Overview 51% Equity 49% Equity Investor Consortium 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 3

2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 Consolidated Operating Earnings $2.8 $ in Billions 2005 2004 2003 2002 2001 2000 0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 $2.9 $2.8 $1.9 $1.8 $1.6 ©2006 General Motors Corporation. All Rights Reserved 4

Consolidated Operating Earnings 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 $2.4 $ in Billions 2005 2004 2003 2002 2001 2000 0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 $2.9 $2.8 $1.9 $1.8 $1.6 ©2006 General Motors Corporation. All Rights Reserved 5

2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 2005 Challenges Credit rating downgraded below investment grade — Several additional GM/GMAC rating downgrades incurred GMAC borrowing spreads climbed to unprecedented levels Short-term interest rates trended upward — 3-month LIBOR increased by nearly 200 bps — Yield curve flattened ©2006 General Motors Corporation. All Rights Reserved 6

Earnings Mix — Business Diversification 2001 2005* 30% 70% 38% 62% Financing Mortgage/Insurance Excluding goodwill impairment charges 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 7

2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 Strategic Vision Create Premier Global Finance Company Leadership positions across all major sectors — #1 in Auto Finance — Top 10 player in Mortgage — #1 provider of Extended Warranty — #1 provider of Dealer Inventory Insurance Tremendous asset origination capability World-class servicing operations Global franchise spanning 40 countries ©2006 General Motors Corporation. All Rights Reserved 8

2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 Strategic Vision Create Premier Global Finance Company Business Strengths Achieved Leadership positions across all major sectors Tremendous asset origination capability World-class servicing Global franchise Constraints Credit rating Balance sheet capacity Uncompetitive funding cost + + + + — — — ©2006 General Motors Corporation. All Rights Reserved 9

2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 Strategic Vision Create Premier Global Finance Company GMAC Business Strengths +Leadership positions across all major sectors +Tremendous asset origination capability +World-class servicing +Global franchise ConsortiumProvided Benefits +Stable/Improving credit rating +Balance sheet capacity +Competitive funding cost ©2006 General Motors Corporation. All Rights Reserved 10

GMAC’s credit profile will be improved considerably — Consortium and GM to invest $1.9 billion in preferred equity — Significant re-investment of earnings over 5 years — Substantial reduction in credit exposure to GM — Strong independent corporate governance — 10-year steady flow of auto financing volume for GMAC GMAC Credit Profile 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 11

Value Play: — Strengthen the capital base — Improve the credit ratings — Reduce borrowing costs — Expand net margins — Drive higher ROE Value enhancement strategy aligns the interests of GMAC’s shareholders and creditors Value Enhancement 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 12

51% 49% Ratings Delinkage Cerberus-Led Consortium GM/GMAC Rating Delinkage 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 13

GM/GMAC Strategic Linkage Solid Strategic Linkage 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 14

Auto financing relationship — GMAC exclusive provider of GM’s subvented auto finance programs Mutually Beneficial Relationship Solid Strategic Linkage 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 15

GMAC relationships with GM dealer network — GMAC Customers: Dealer floorplan financing — GMAC Sales Force: Auto finance and insurance products Mutually Beneficial Relationship Solid Strategic Linkage 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 16

“GM Family” customer base — Millions of customers for GMAC’s consumer finance products Mutually Beneficial Relationship Solid Strategic Linkage 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 17

Financing Operations Mortgage Operations Insurance Operations Business Outlook 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 18

$ inMillions 0 100 200 300 400 500 2005 2004 2003 2002 $417 $329 $179 $87 Insurance Net Income 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 19

G G G G Insurance Premium Growth Underwriting Performance Growth in International Markets Income fromInvestment Portfolio Operating Trends ($ Billions) 1/1/03 1/1/04 1/1/05 1/1/06 Market Value of $5.1 $6.2 $7.3 $7.7 Investment Portfolio Insurance Operations 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 20

Extended warranty — Leverage GMAC’s link to the manufacturer Dealer inventory insurance — Leverage GMAC’s deep and long-standing dealer relationships — Bundling of insurance with floorplan financing Personal lines — Niche marketing to affinity groups including GMfamily and GM customers Insurance Business Lines — Competitive Advantages 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 21

Financing Operations Mortgage Operations Insurance Operations Business Outlook 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 22

$ inMillions 0 200 400 600 800 1,000 1,200 2005 2004 2003 2002 2001 $1,021 $904 $912 $319 $153 * Source: Fannie Mae ($ in Trillions) Industry 2.2 2.8 3.8 2.7 2.9 Volume* ResCap Net Income 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 23

Originations ($ in Trillions) Debt Outstanding ($ in Trillions) 0 1.0 2.0 3.0 4.0 5.0 6.0 0 2.0 4.0 6.0 8.0 10.0 12.0 Mortgage Debt Outstanding Industry Originations 2008 Est. 2007 Est. 2006 Est. 2005 2004 2003 2002 2001 $2.0 $2.0 $2.2 $2.9 $2.7 $3.8 $2.8 $2.2 $10.7 $10.7 $10.0 $9.1 $8.1 $7.1 $6.3 $5.6 Source: Fannie Mae U.S. Residential Mortgage Market 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 24

Financing Operations Mortgage Operations Insurance Operations Business Outlook 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 25

$ inMillions 2005 2004 2003 2002 2001 0 400 800 1,200 1,600 $1,064* $1,476 $1,360 $1,239 $1,254 * Excluding after-tax goodwill impairment of $398 million for Commercial Finance Financing Net Income 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 26

‘05 ‘04 ‘03 ‘02 ‘01 ‘00 ‘99 ‘98 ‘97 ‘96 ‘95 0% 0.5% 1.0% 1.5% 2.0% 0.82% 0.91% 1.00% 0.86% 0.83% 0.69% 0.67% 0.97% 1.56% 1.77% 1.09% * Includes Retail and SmartBuy U.S. Net Charge-offs as % of Retail Managed Assets* U.S. Retail Credit Quality 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 27

‘05 ‘04 ‘03 ‘02 ‘01 ‘00 ‘99 ‘98 ‘97 ‘96 ‘95 0% 1.0% 2.0% 3.0% 4.0% Repossessions 30-Day Delinquencies * Includes Retail, SmartBuy and SmartLease Frequency of Loss* As a % of Number of Serviced Accounts Outstanding U.S. Retail/Lease Credit Quality 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 28

2005 2004 2003 2002 2001 2000 $12,000 $12,500 $13,000 $13,500 $14,000 $14,500 $15,000 $14,392 $14,182 $13,313 $13,237 $13,558 $13,437 Adjusted for Vehicle Mix — 36-Month Lease Sales Proceeds on Scheduled U.S. Lease Terminations 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 29

$ inMillions 2005 2004 2003 2002 2001 0 400 800 1,200 1,600 $1,064* $1,476 $1,360 $1,239 $1,254 * Excluding after-tax goodwill impairment of $398 million for Commercial Finance Financing Net Income 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 30

Leverage existing relationships to capture opportunities within GM dealer channel — Used car financing — Non-prime auto financing (Nuvell) Leverage existing dealer relationships to expand presence in non-GM dealer network — Roughly 50% of GM dealers own non-GM dealership Continue to expand footprint into new countries — China, Russia, Eastern Europe, etc. GMAC Auto Finance Growth Opportunities 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 31

Strengthened GMAC capital base long-term — Preferred equity injection of $1.9 billion — Earnings re-investment provisions GMpaydown of large inter-company obligations — GMAC’s credit exposure to GM sharply reduced Significant and steady flow of auto financing revenue Transaction expected to achieve credit rating delinkage fromGM Transaction Benefits Summary 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 32

Business outlook for Finance, Insurance and Mortgage remains bright — Major operating metrics trending favorably Summary 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 33

Existing Business Strengths + Improved Capital Position and Credit Ratings Long TermProfitable Growth Summary 2006 GM/GMAC Global Relationship Conference E. Feldstein May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 34

2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 Forward Looking Statements In this chart presentation and in related comments by General Motors’ and General Motors Acceptance Corporation’s management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,”“may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” “designed,” “impact,”or the negative of any of those words or similar expressions is intended to identify forward-looking statements. Other than statements of historical fact, all statements in this chart presentation and in related comments, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on possible future events, and we believe that when we made these judgments they were reasonable, these statements are not guarantees of any events or financial results, and GM’s actual results may differ materially due to numerous important factors that may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring, health care cost reductions and an accelerated attrition program and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation’s new products; significant changes in the competitive environment and the effect of competition in the Corporation’s markets, including on GM’s pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; restrictions on GMAC’s and ResCap’s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; negotiations and bankruptcy court actions with respect to Delphi’s obligations to GM, negotiations with respect to GM’s obligations under the pension benefit guarantees to Delphi employees, and GM’s ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM’s key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; our ability to complete the sale of a 51-percent controlling interest in GMAC and the effect of that sale on the results of GM’s and GMAC’s operations and liquidity; other factors affecting financing and insurance operating segments’ results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which its mortgage subsidiaries operate, and changes in its contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition,GMAC’s actual results may differ materially due to numerous important factors that are described in GMAC’s most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to complete the sale of a 51-percent controlling interest in GMAC; significant changes in the competitive environment and the effect of competition in GMAC’s and GM’s markets, including on GMAC’s and GM’s pricing policies;GMAC’s ability to maintain adequate financing sources and an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM’s contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi; funding obligations under GM and its subsidiaries’ qualified U.S. defined benefits pension plans; restrictions on ResCap’s ability to pay dividends and prepay subordinated debt obligations to GMAC; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which GMAC’s mortgage subsidiaries operate; changes in GMAC’s contractual servicing rights; costs and risks associated with litigation; changes in GMAC’s accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations. Use of the term “loans” describes products associated with direct and indirect lending activities of GMAC’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to GMAC’s purchase, acquisition or direct origination of various “loan” products. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. REPRODUCTION PROHIBITED GM is recording the remarks and visuals presented today. They are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Accordingly, attendees at this conference may not be record any portion of its content. We consider your participation to constitute your consent to being recorded today. Reg G Reconciliations Additionally, in accordance with Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM’s GAAP financial results and provides definition around non-GAAP terminology addressed. Also GM’s form 8-K filed 4/20/06 for quantitative reconciliations to GAAP. ©2006 General Motors Corporation. All Rights Reserved 1

2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 GMAC FINANCIAL SERVICES Financial Review Sanjiv Khattri Chief Financial Officer ©2006 General Motors Corporation. All Rights Reserved 2

2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 Outline of Discussion GMAC Financial Update GMAC Liquidity and Funding Strategy Sale of Controlling Interest in GMAC GMAC’s Strategic Bank Relationships ©2006 General Motors Corporation. All Rights Reserved 3

2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 Consolidated Net Income $ in Billions 3.5 3.0 2.5 2.0 1.5 1.5 0.5 0 $2.4 $2.8 $2.9 $2.8 $1.9 $1.8 $1.6 2005 2004 2003 2002 2001 2000 Memo: RoE (%) 12.4% 12.0% 11.0% 14.4% 13.3% 10.6% ©2006 General Motors Corporation. All Rights Reserved 4

2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 Net Income – First Quarter 2006 Fav/(Unfav) ($Millions) 2005 2006 2005 Financing $248 $313 $65 Mortgage 385 198 (187) Insurance 95 129 34 Total $728 $640 $(88) Note: Amounts are presented on the basis reported by GMAC, which may differ from those reported for GMAC by GMduring the comparable periods ©2006 General Motors Corporation. All Rights Reserved 5

2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 Strong Liquidity Position *Includes $4.8B in cash invested in a portfolio of highly liquid marketable securities GMAC continues to have access to large liquidity cushion – Cash balance of $22 billion* at March 31, 2006 – Over $45 billion of unutilized bank lines and conduit capacity – Multi-year committed whole loan facilities with Bank of America and Bank of Nova Scotia with $59 billion of unutilized commitments Arranging incremental credit facilities totaling $25 billion – supported by $12.5 billion Citigroup commitment – to enhance GMAC’s already strong liquidity – Committed 3-year revolving facility – Asset-backed funding to support SmartLease, wholesale, SmartBuy and other assets that have not been traditionally securitized ©2006 General Motors Corporation. All Rights Reserved 6

InMarch, closed sale of majority interest in GMAC Commercial Mortgage and received $8.8 billion comprised of sale proceeds and repayment of inter-company debt Strong stand-alone ResCap funding capability established – ResCap expected to repay $3.6 billion subordinated note to GMAC using proceeds from recent bond transaction Many other innovative funding channels established Strong Liquidity Position 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 7

Unsecured Secured Funding & Whole Loan Sales Note: Represents domestic auto finance only $41 Billion 90% 10% 2005 U.S. Term Funding 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 8

Note: Represents domestic auto finance only $41 Billion 42% 13% 35% 2005 U.S. Term Funding Unsecured Funding Whole Loans Term Investors Money Market Investors Secured Funding & Whole Loan Sales (90%) (10%) 10% 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 9

$65 Billion 79% 21% 46% 54% 90% 10% $47 Billion $41 Billion 2001 2004 2005 Secured Funding & Whole Loan Sales Unsecured Funding Note: Represents domestic auto finance only Evolution of U.S. Term Funding 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 10

Note: (1) Including $4.8Bn of marketable securities (2) Utilized/expired GMAC has access to massive liquidity cushion – Two large, multi-year funding agreements: Bank of America (BofA), Bank of Nova Scotia (BNS), with plans for a third $25B facility anchored by Citigroup – BofA and BNS commitments for retail assets while the $25B facility includes leases, dealer floor plan, SmartBuy, and other assets not traditionally securitized – Continued access to significant amount of bank funding ($ Billion) As of 3/31/06 Line Size Utilized Unutilized Cash1 220 22 Committed Flow agreements 75 162 59 Proposed Citigroup-led $25B Funding Facility 25 0 25 Committed Bank facilities 85 39 46 Total Committed 185 55 130 Uncommitted Bank facilities 9 8 1 Total 216 63 153 GMAC Global Liquidity Profile 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 11

GMAC’s innovative funding initiatives have reduced its need to rely on unsecured financing With a stable and potentially improving credit rating post-closing, GMAC will opportunistically seek to access the unsecured institutional and retail markets – Will enhance GMAC’s liquidity profile GMAC Funding Plan 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 12

ResCap already enjoys significant access to unsecured liquidity $ Billion (as of 04/30/06) Global Debt Issued 10.5 Global Bank Lines 4.0 Total 14.5 Firewall: Governance and Dividend Limitations GMAC plans to maintain the ResCap firewall to preserve ResCap’s relatively higher credit rating ResCap Capital Structure 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 13

Cerberus Capital Management, L.P. – One of the largest private investment firms in North America, with $18 billion under management – Experienced investor in financial institutions and automotive businesses Cerberus operating approach – Strong track record of performance – Highly flexible capital with investments in all layers of the capital structure – Focus on underperforming, operationally and/or financially distressed companies – Actively seek to create value, back management and build successful companies – Long-term investment horizon – Significant stability for all stakeholders – Provide management support and financial support – An exclusive “Operations Team” of 85 operating executives serves as advisors to portfolio companies – Emphasizes efforts to facilitate synergies among its portfolio companies – Have assembled broad portfolio of control investments including financial institutions Cerberus Capital 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 14

GMhas agreed to sell a 51% controlling interest in GMAC to a Consortium led by Cerberus Capital Cerberus will control all of the Consortium’s 51% voting shares Consortium and GM to invest $1.9 billion in preferred equity GMexpects to receive approximately $14B in cash over 3 years GMwill receive dividends fromGMAC equal to its earnings prior to closing, which will largely fund GMrepayment of inter-company debt Components of Transaction 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 15

GMAC and most of its U.S. operations (excluding the Insurance Group) will be converted to Limited Liability Company (LLC) form – Beneficial for shareholders’ tax planning Long-term investment by Consortium – Committed to a 5-year minimum hold period – In years 1-2 after closing, plan to retain essentially all GMAC’s “after-tax” earnings in the business – In years 3-5 after closing, Cerberus committed to reinvest all ofits after-tax distributions into GMAC preferred stock Capital plan reflects a return to GMAC’s historical record of successfully reinvesting profits for growth and profitability Components of Transaction 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 16

Strong independent coporate governance – 3 out of 13 independent Board members with significant rights Assets retained by GM – At closing, GM will retain approximately $20 billion of assets – Predominantly U.S. lease assets and associated funding – Net book value estimated at about $4 billion – Retained lease assets reduce GMAC’s credit exposure to GM – Going forward, GMAC will originate and retain all lease assets Components of Transaction 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 17

Services Agreements support key GM-GMAC objectives: – GM: Strategic support for GM vehicle sales worldwide – GMAC: Increased finance penetration and revenue GMAC granted 10-year exclusivity covering U.S., Canadian and International subvented wholesale and consumer business GMAC commitment to provide financing to GMretail customers and wholesale dealers in accordance with historical practices – GMAC will retain right to make all credit decisions – GMAC will finance a broad spectrum of customers and dealers generally in line with prior years – Agreement provides GMAC ample flexibility to provide GM with required financing support without compromising historical underwriting standards – Agreement provides GMAC with a competitive return Mutually Beneficial Services Agreements 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 18

Services agreements will preserve GM/GMAC mutually beneficial relationship for the long-term – Support global $60+ billion a year auto loan origination platform GM“special rate” programs represent steady profitable business for GMAC – Generate large volume of auto finance assets – Assets originated at low acquisition cost to GMAC – Generate higher credit quality assets Profitable Asset Generation Capability Protected Will continue to give GMAC exclusivity on retail and lease subvented financing programs Will continue to finance GMvehicles to customers across the full credit spectrum Service Agreements 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 19

Under terms of transaction, GMAC’s unsecured credit exposure to GMwill be capped at $1.5 billion on a global basis – Cap will include receivables from GM and any implicit “out of the money” risk sharing or residual value support due to loss inresidual values Estimate that GMAC’s unsecured credit exposure to GM will amount to $0.4 billion at closing – GM to repay certain inter-company borrowings prior to closing – GM to paydown residual support and risk sharing obligations on lease assets remaining with GMAC – Going forward, GM to pay residual support upfront on new lease assets originated by GMAC – Undrawn GMAC $4 billion unsecured credit line to GM, expiring Sept 2006, not planned to be renewed Credit Exposure to GM 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 20

Transaction expected to achieve rating de-linkage from GM – Sale by GM of controlling interest – Dramatic reduction in GM exposure – Sound governance to protect all GMAC stakeholders – Contractual agreement that ensures arm’s length GM-GMAC operating relationship Rating agencies have provided indication that transaction will achieve de-linkage of GMAC credit ratings from those of GM Target stable investment grade rating – Fundamentally strong credit profile – Need some time to “season” new structure and validate de-linkages with GM Impact to Credit Rating 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 21

Meet all pre-closing conditions – PBGC agreement that GMAC and its subsidiaries will have no liability that could arise from GM’s pension plans – No Material Adverse Effect (including a credit rating below CCC for GM’s unsecured long-term debt) – Obtain significant number of regulatory approvals – Other appropriate conditions, opinions and approvals Close transaction in Q4 2006 Next Steps 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 22

Strengthened GMAC capital base long-term – Preferred equity injection of $1.9 billion – Earnings reinvestment provisions Improved GMAC liquidity – Committed 3-year $25 billion funding facilities – Anticipated access to unsecured markets GMpaydown of large inter-company obligations Significant and steady flow of auto financing revenue – Agreement grants GMAC 10-year exclusivity on GM’s subvented auto finance programs Believe transaction will achieve credit rating de-linkage from GM – Governance provisions further establishing GMAC independence fromGM – Cap on unsecured credit exposure to GM – Contractual arm’s length agreement governing all GM/GMAC auto financing Consortium committed to a successful GMAC – View transaction as ‘strategic” with a long-term investment horizon Transaction Benefits Summary – GMAC 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 23

GMAC’s global bank partners are key contributors to GMAC’s continued success – Foundation on which our diverse funding portfolio is built – Support critical as we have faced recent ratings/ funding challenges Banking business model for “new” GMAC – No change with “business as usual” – Will remain “fair and transparent” focusing as usual on: – Execution capability – Consistent service record – Credit history GMAC’s Strategic Bank Relationships 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 24

Several important GMAC credit facilities will be renewed over next few months – GMAC global 364-day unsecured facility – June 2006 – GMAC NCAT 364-day ABS facility – June 2006 – Canada 364-day unsecured facility – June 2006 – ResCapMINT 364-day ABS facility – June 2006 – ResCap U.S. 364-day unsecured facility – July 2006 – Several important bilateral facilities – May to September 2006 In addition will need “change of control” and “change of form” approvals fromsome of the banks Key Upcoming Renewals 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 25

Operating metrics for Financing,Mortgage and Insurance remain strong – Some margin pressures due to interest rate cycle and competitive trends, but expect to have solid performance in 2006 GM, GMAC and Cerberus led consortium working on speedy closing of 51% sale transaction – Target fourth quarter closing – Plan to maintain current conservative funding strategy until risks to closing are reduced Conclusion 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 26

Following the closing of the recently announced sale of a 51% controlling interest in GMAC to a consortium led by Cerberus, GMAC will be even better positioned to execute our business plan under which we will: – Support GM vehicle sales with a broad range of auto financing activities – Continue to maintain adequate liquidity position – Continue to grow all segments of the business – Generate a strong return on investment for GMAC’s shareholders GM, GMAC and Cerberus led consortium working on speedy closing of 51% sale transaction – The “new” GMAC will further solidify and grow these partnerships Conclusion 2006 GM/GMAC Global Relationship Conference S. Khattri May 3, 2006 ©2006 General Motors Corporation. All Rights Reserved 27